                                                 UNITED STATES
                                       SECURITIES AND EXCHANGE COMMISSION
                                             WASHINGTON, D.C. 20549

                                                    FORM 8-K
                                                 CURRENT REPORT

                                        Pursuant to Section 13 or 15(d)
                                     Of the Securities Exchange Act of 1934

                        Date of Report (Date of Earliest Event Reported): July 31, 2003

                                          THE PHOENIX COMPANIES, INC.
                             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                                 1-16517                              06-0493340
(State or other jurisdiction of            (Commission File Number)             (I.R.S. Employer I.D. Number)
        Incorporation)

                                   One American Row, Hartford, CT 06102-5056
                                    (Address of Principal Executive Offices)
                                                   (Zip Code)

                                                 (860) 403-5000
                              (Registrant's Telephone Number, including area code)

Item 12.          Results of Operations and Financial Condition

         On July 31, 2003, The Phoenix Companies, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003.  The release is furnished as Exhibit 99.1 hereto.

                                                    SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date: July 31, 2003                          By:     /s/ Carole A. Masters
                                                     ---------------------------------------------------------
                                                     Name:     Carole A. Masters
                                                     Title:    Vice President